File No. 333-22617

                 SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO

                            FORM S-6

 For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2


             THE FIRST TRUST(R) COMBINED SERIES 273
                      (Exact Name of Trust)

                  FIRST TRUST PORTFOLIOS, L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          FIRST TRUST PORTFOLIOS, L.P.   CHAPMAN AND CUTLER LLP
          Attn:  James A. Bowen          Attn:  Eric F. Fess
          1001 Warrenville Road          111 West Monroe Street
          Lisle, Illinois  60532         Chicago, Illinois  60603

        (Name and complete address of agents for service)




It is proposed that this filing will become effective (check appropriate box)


:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 29, 2007
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO
                                   2,774 UNITS


PROSPECTUS
Part One
Dated June 29, 2007

Note:   Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes. In addition, the interest income is, in the opinion of Special Counsel, exempt to the extent indicated from Colorado State and local income taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust(R) Combined Series 273, Colorado Insured Series 16 Portfolio (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Colorado, counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes and from Colorado State and local income taxes under existing law. At May 1, 2007, each Unit represented a 1/2,774 undivided interest in the principal and net income of the Trust (see "What is The First Trust Combined Series?" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 4.40% of the Public Offering Price (4.603% of the net amount invested) including Income and Principal cash. At May 1, 2007, the Public Offering Price per Unit was $1,066.90 plus net interest accrued to date of settlement (three business days after such date) of $2.43 and $17.89 for the monthly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                           FIRST TRUST PORTFOLIOS L.P.
                                     Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 4.36% per annum on May 1, 2007, and 4.31% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 2.68% per annum on May 1, 2007, and 2.62% under the monthly distribution plan. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO
               SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2007

                      Sponsor: First Trust Portfolios L.P.
                      Evaluator: First Trust Advisors L.P.
                          Trustee: The Bank of New York


GENERAL INFORMATION

Principal Amount of Bonds in the Trust                                              $2,720,000
Number of Units (rounded to the nearest whole unit)                                      2,774
Fractional Undivided Interest in the Trust per Unit                                    1/2,774
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                                   $2,832,802
   Aggregate Value of Securities per Unit                                            $1,021.19
   Income and Principal cash (overdraft) in the Portfolio                             $(3,589)
   Income and Principal cash (overdraft) per Unit                                      $(1.29)
   Sales Charge 4.603% (4.40% of Public Offering Price,
      excluding Income and Principal cash (overdraft))                                  $47.00
   Public Offering Price per Unit                                                  $1,066.90 *
Redemption Price and Sponsor Repurchase Price per Unit
   ($47.00 less than the Public Offering Price per Unit)                           $1,019.90 *
Discretionary Liquidation Amount of the Trust
   (20% of the original principal amount of Bonds in the Trust)                       $611,000

Date Trust Established                                                          March 19, 2002
Mandatory Termination Date                                                   December 31, 2031

Evaluator's Fee:  $0.30 per Unit.  Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which it is open.

Supervisory fee payable to an affiliate of the Sponsor:  $0.45 per Unit annually.

* Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering
Price" herein and "How May Units be Redeemed?" and "How May Units be Purchased by the Sponsor?" in Part Two).

                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO
               SUMMARY OF ESSENTIAL INFORMATION AS OF MAY 1, 2007

                                 Sponsor: First Trust Portfolios L.P.
                               Evaluator: First Trust Advisors L.P.
                                 Trustee: The Bank of New York

PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                                      Semi-
                                                                         Monthly     Annual
Calculation of Estimated Net Annual Income:
   Estimated Annual Interest Income                                     $ 49.03      $ 49.03
   Less:  Estimated Annual Expense                                      $  3.03      $  2.50
   Estimated Net Annual Interest Income                                 $ 46.00      $ 46.53
Calculation of Interest Distribution:
   Estimated Net Annual Interest Income                                 $ 46.00      $ 46.53
   Divided by 12 and 2, Respectively                                    $  3.83      $ 23.26
Estimated Daily Rate of Net Interest Accrual                            $  0.1278    $  0.1292
Estimated Current Return Based on Public Offering Price                    4.31 %       4.36 %
Estimated Long-Term Return Based on Public Offering Price                  2.62 %       2.68 %

Trustee's Annual Fee:  $1.27 and $0.82 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.

Computation Dates:  Fifteenth day of the month as follows:  monthly--each month; semi-annual--June and December.

Distribution Dates:  Last day of the month as follows:  monthly--each month; semi-annual--June and December.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Unit Holders of
The First Trust(R) Combined Series 273,
Colorado Insured Series 16 Portfolio


We have audited the statement of assets and liabilities of The First Trust(R) Combined Series 273, Colorado Insured Series 16 Portfolio (the "Trust"), including the schedule of investments, as of February 28, 2007, and the related statements of operations and of changes in net assets for each of the three years then ended and financial highlights for each of the four years then ended and for the period from March 19, 2002 (Initial Date of Deposit) to February 28, 2003. These financial statements and financial highlights are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The First Trust(R) Combined Series 273, Colorado Insured Series 16 Portfolio, at February 28, 2007, and the results of its operations and changes in its net assets for each of the three years then ended and financial highlights for each of the four years then ended and for the period from March 19, 2002 (Initial Date of Deposit) to February 28, 2003, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Chicago, Illinois
June 26, 2007

                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES

                                February 28, 2007

ASSETS
Securities, at fair value (cost, $2,659,952)                                       $2,848,527
Accrued interest                                                                       32,926
                                                                                   ----------
TOTAL ASSETS                                                                       $2,881,453
                                                                                   ==========

LIABILITIES AND NET ASSETS

Accrued liabilities                                                                $    1,722
Cash overdraft                                                                         26,926
                                                                                   ----------
TOTAL LIABILITIES                                                                      28,648
                                                                                   ----------

Net assets, applicable to 2,774 outstanding units of
  fractional undivided interest:
   Cost of Securities                                                               2,644,193
   Net unrealized appreciation (depreciation)                                         204,334
   Distributable funds (deficit)                                                        4,278
                                                                                   ----------
                                                                                    2,852,805
                                                                                   ----------
TOTAL LIABILITIES AND NET ASSETS                                                   $2,881,453
                                                                                   ==========
Net asset value per unit                                                           $ 1,028.41
                                                                                   ==========

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                                     THE FIRST TRUST(R) COMBINED SERIES 273
                                     COLORADO INSURED SERIES 16 PORTFOLIO

                                            SCHEDULE OF INVESTMENTS

                                               February 28, 2007

                                                     Coupon
                                                     interest  Date of      Redemption        Rating (b)   Principal    Fair
Name of issuer and title of bond (e)                 rate      maturity     provisions (a)   (Unaudited)   amount       value

UNIVERSITIES AND SCHOOLS - 20%
------------------------------
The Regents of the University of Colorado,
   Enterprise System Revenue, Series 2002A,
   FGIC Insured (c)                                  5.00%     06/01/2024   2012 @ 100         AAA         $  280,000   $  297,998
Board of Trustees of the University of
   Northern Colorado, Auxiliary Facilities System
   Revenue Refunding and Improvement,                                       2011 @ 100
   Series 2001, AMBAC Insured (c)                    5.00      06/01/2026   2024 @ 100 S.F.    AAA            250,000      260,238

GENERAL OBLIGATION - 40%
------------------------
School District No. 1, in the City and County of                            2009 @ 101
   Denver and State of Colorado, General Obligation,                        2011@  100
   Series 1999, FGIC Insured (Prerefunded) (c)       5.00      12/01/2023   2020 @ 100 S.F.    AAA            275,000      287,436
School District No. 1, in the City and County of                            2009 @ 101
   Denver and State of Colorado, General Obligation,                        2011 @ 100
   Series 1999, FGIC Insured (Unrefunded) (c)        5.00      12/01/2023   2020 @ 100 S.F.    AAA             65,000       66,737
Douglas County (Colorado) School District,
   Number RE1, General Obligation Refunding,                                2012 @ 100
   Series 2002B, FSA Insured (c)                     5.125     12/15/2025   2023 @ 100 S.F.    Aaa (d)        500,000      535,120
El Paso County School District No. 2 - Harrison
   (El Paso County, Colorado), General Obligation,                          2011 @ 100
   Series 2001, FGIC Insured (c)                     5.25      12/01/2026   2022 @ 100 S.F.    Aaa (d)        250,000      265,125

                                     THE FIRST TRUST(R) COMBINED SERIES 273
                                     COLORADO INSURED SERIES 16 PORTFOLIO

                                      SCHEDULE OF INVESTMENTS (continued)

                                               February 28, 2007

                                                 Coupon
                                                 interest   Date of         Redemption         Rating (b)    Principal  Fair
Name of issuer and title of bond (e)             rate       maturity        provisions (a)    (Unaudited)    amount     value

UTILITIES - 18%
City of Colorado Springs, Colorado, Utilities
   System Subordinate Lien Improvement                                      2008 @ 100
   Revenue, Series 1998A, MBIA Insured (c)       4.75%     11/15/2026       2022 @ 100 S.F.     AAA         $  500,000  $  505,730

MISCELLANEOUS - 22%
City and County of Broomfield, Colorado, Sales
   and Use Tax Revenue Refunding and                                        2012 @ 100
   Improvement, Series 2002A, AMBAC Insured (c)  5.00      12/01/2031       2028 @ 100 S.F.     Aaa (d)        600,000      630,143
                                                                                                            -----------------------
Total investments (total cost $2,659,952) - 100%                                                            $2,720,000   $2,848,527
                                                                                                            =======================

                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO

                       SCHEDULE OF INVESTMENTS (continued)

                                February 28, 2007


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. None of the aggregate principal amount of the Bonds in the Trust is subject to call within the next year.

(b) The ratings shown are those effective at February 28, 2007. All ratings are by Standard & Poor's Corporation unless otherwise indicated.

(c) Insurance has been obtained by the Bond issuer. Such insurance coverage continues in force so long as the bonds are outstanding and the insurer remains in business.

(d)     Rating by Moody's Investors Services, Inc.

(e) Percentages are calculated based on net assets. The Bonds consist of obligations of seven issuers located in Colorado. Five Bond issues each represent 10% or more of the net assets of the Trust or a total of approximately 79%. The largest such issue represents approximately 22%.


See notes to financial statements.

                                     THE FIRST TRUST(R) COMBINED SERIES 273
                                     COLORADO INSURED SERIES 16 PORTFOLIO

                                           STATEMENTS OF OPERATIONS

                                                               Year ended February 28,
                                                      2007           2006          2005
Interest income                                       $ 146,490      $ 148,093     $ 150,850

Expenses:
   Trustee's fees and related expenses                   (4,422)        (4,283)       (5,088)
   Evaluator's fees                                        (611)        (1,112)         (917)
   Supervisory, bookkeeping, and
      administrative service fees                          (921)          (917)       (1,061)
   Other expenses                                        (2,803)        (1,509)       (1,533)
                                                      ---------------------------------------
   Total expenses                                        (8,757)        (7,821)       (8,599)
                                                      ---------------------------------------
      Investment income (loss) - net                    137,733        140,272       142,251

Net gain (loss) on investments:
   Net realized gain (loss)                              10,731          3,537         1,999
   Change in net unrealized appreciation
      (depreciation)                                     (3,318)          (200)       (9,058)
                                                      ---------------------------------------
                                                          7,414          3,337        (7,059)
                                                      ---------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          $ 145,147      $ 143,609     $ 135,192
                                                      =======================================



See notes to financial statements.

                                     THE FIRST TRUST(R) COMBINED SERIES 273
                                     COLORADO INSURED SERIES 16 PORTFOLIO

                                      STATEMENTS OF CHANGES IN NET ASSETS


                                                               Year ended February 28,
                                                     2007          2006          2005
Net increase (decrease) in net assets
 resulting from operations:
   Investment income (loss) - net                    $  137,733    $   140,272   $   142,251
   Net realized gain (loss) on investments               10,732          3,537         1,999
   Change in net unrealized appreciation
      (depreciation) on investments                      (3,318)          (200)       (9,058)
                                                     ----------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                         145,147        143,609       135,192
                                                     ----------------------------------------

Distributions to unit holders:
   Investment income - net                             (134,043)      (137,722)     (141,093)
   Principal from investment transactions                     -              -             -
                                                      ---------------------------------------
   Total distributions                                 (134,043)      (137,722)     (141,093)
                                                      ---------------------------------------

Unit redemptions:
   Principal portion                                   (190,845)       (58,341)      (48,378)
   Net interest accrued                                    (644)          (196)         (398)
                                                      ---------------------------------------
   Total redemptions                                   (191,489)       (58,537)      (48,776)
                                                      ---------------------------------------

Total increase (decrease) in net assets                (180,385)       (52,650)      (54,677)

Net assets:
   Beginning of the year                              3,033,190      3,085,840     3,140,517
                                                     ----------------------------------------
   End of the year                                   $2,852,805    $ 3,033,190   $ 3,085,840
                                                     ========================================
Distributable funds (deficit) at end of the year     $    4,278    $     2,139   $     7,025
                                                     ========================================
Trust units:
   Beginning of the year                                  2,961          3,018         3,066
   Redemptions                                             (187)           (57)          (48)
                                                     ----------------------------------------
   End of the year                                        2,774          2,961         3,018
                                                     ========================================


Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS



1.    Organization

The First Trust(R) Combined Series 273, Colorado Insured Series 16 Portfolio (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the State of Colorado, counties, municipalities, authorities and political subdivisions thereof. The Trust was established on March 19, 2002, and has a mandatory termination date of December 31, 2031.


2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by the Evaluator. Through August 13, 2006, the Evaluator was Securities Evaluation Service, Inc. ("SES"). Certain shareholders of SES were also officers of First Trust Portfolios L.P. (the "Sponsor"). Effective August 14, 2006, First Trust Advisors L.P., an affiliate of the sponsor, replaced SES as the Evaluator. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust,
(2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost - The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust, plus amortization of premium or discount. The premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services of $1.27 and $0.82 per Unit for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Additionally, a fee of $0.30 per Unit is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an aggregate annual fee to an affiliate of the Sponsor for supervisory, bookkeeping and administrative services. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassification - Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at February 28, 2007 follows:


                  Unrealized appreciation                      $   204,334
                  Unrealized depreciation                                _
                                                               -----------
                                                               $   204,334
                                                               ===========


4.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price, which was equivalent to approximately 5.152% of the net amount invested.

Distributions to unit holders - Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:


            Type of
         Distribution                         Year ended February 28,
             plan                        2007          2006         2005

            Monthly                      $45.57       $ 46.22       $ 46.41
          Semi-annual                     46.36         46.83         46.86

5.    Financial Highlights

Interest income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during the period. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the period. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period. Total return does not include reinvestment of distributions. The net investment income (loss) and total expense ratios are computed based upon the quarterly weighted average net assets for the Trust.


                                                                                                        Period from
                                                                                                       March 19, 2002
                                                                                  Year ended         (Initial Date of
                                               Year ended February 28,           February 29,           Deposit) to
                                            2007           2006           2005           2004         February 28, 2003
Interest income                             $     49.81    $    49.75     $   49.67      $   49.82     $    45.72
Expenses                                          (2.98)        (2.63)        (2.83)         (2.77)         (2.04)
                                            ----------------------------------------------------------------------
      Investment income (loss) - net               46.83         47.12         46.84          47.05         43.68

Distributions to unit holders:
   Investment income - net                       (45.58)       (46.27)       (46.46)        (46.57)        (40.92)
   Principal from investment transactions           -              -             -              -             -

Net gain (loss) on investments                    (2.78)         1.05         (2.20)         18.15          51.91
                                             ---------------------------------------------------------------------
      Total increase (decrease) in net assets      4.03          1.90          (1.82)        18.63          54.67

Net assets:
   Beginning of the period                     1,024.38      1,022.48      1,024.30       1,005.67         951.00
                                             ---------------------------------------------------------------------

   End of the period                         $ 1,028.41    $ 1,024.38     $1,022.48      $1,024.30      $1,005.67
                                             =====================================================================

Total return                                       4.84 %        4.71 %        4.36 %         6.42 %       10.05 % *
Ratio of total expenses to average net assets      0.29 %        0.26 %         0.28 %        0.27 %        0.21 %
Ratio of net investment income (loss) to
   average net assets                              4.58 %        4.60 %        4.58 %         4.64 %        4.46 %


*  Not annualized.

                     THE FIRST TRUST(R) COMBINED SERIES 273
                      COLORADO INSURED SERIES 16 PORTFOLIO

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                                 ---------------
                               P R O S P E C T U S
                                 ---------------


                      SPONSOR:                     First Trust Portfolios L.P.
                                                   1001 Warrenville Road
                                                   Lisle, Illinois 60532
                                                   (800) 621-1675

                      TRUSTEE:                     The Bank of New York
                                                   101 Barclay Street
                                                   New York, New York 10286

                      LEGAL COUNSEL                Chapman and Cutler LLP
                      TO SPONSOR:                  111 West Monroe Street
                                                   Chicago, Illinois 60603

                      LEGAL COUNSEL                Carter Ledyard & Milburn LLP
                      TO TRUSTEE:                  2 Wall Street
                                                   New York, New York 10005

                      INDEPENDENT                  Deloitte & Touche LLP
                      REGISTERED PUBLIC            111 South Wacker Drive
                      ACCOUNTING FIRM:             Chicago, Illinois 60606


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                     THE FIRST TRUST COMBINED SERIES

PROSPECTUS                                  NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                            ONLY BE USED WITH PART ONE
Dated May 31, 2007                                              AND PART THREE

The First Trust Combined Series is a unit investment trust. The First Trust Combined Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust Combined Series. Each series of the First Trust Combined Series consists of one or more portfolios ("Trust(s)") which invest in tax-exempt municipal bonds. See Part One and Part Three for a more complete description of the portfolio for each Trust.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   FIRST TRUST (R)

                                   1-800-621-1675

Page 1


                                  Table of Contents

The First Trust Combined Series                          3
Risk Factors                                             3
Return Figures                                           4
Public Offering                                          4
Distribution of Units                                    5
The Sponsor's Profits                                    5
The Secondary Market                                     5
How We Purchase Units                                    6
Expenses and Charges                                     6
Tax Status                                               6
Rights of Unit Holders                                   9
Interest and Principal Distributions                    10
Redeeming Your Units                                    10
Removing Bonds from a Trust                             11
Amending or Terminating the Indenture                   12
Information on the Sponsor, Trustee and Evaluator       12
Other Information                                       14

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              The First Trust Combined Series

The First Trust Combined Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the First Trust Combined Series. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York as Trustee, First Trust Advisors L.P. as Portfolio Supervisor and Securities Evaluation Service, Inc. as Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited a portfolio or portfolios of tax-exempt municipal bonds ("Bonds") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "Objectives" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Since the prices of the Bonds will fluctuate daily, the ratio of Bonds in the Trusts, on a market value basis, will also change daily. Bonds may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Bonds will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Bonds in the Trusts. As the holder of the Bonds, the Trustee will vote all of the Bonds and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Bonds.

                       Risk Factors

Interest Rate Risk. The value of the municipal bonds in which each Trust invests will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown.

Credit Risk. Credit risk is the risk that an issuer of a bond or an insurer is unable to meet its obligation to make interest and principal payments. The value of the Bonds will fluctuate with changes in investors' perceptions of an issuer's financial condition, general economic conditions or the general conditions of the municipal bond market, with changes in inflation rates or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell Bonds in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Interest. There is no guarantee that the issuers of the Bonds will be able to satisfy their interest payment obligations to the Trust over the life of a Trust.

Municipal Bonds. Each Trust invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, the Unit holder may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by the Trusts and would therefore impact the price of both the Bonds and the Units.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Alternative Minimum Tax. While distributions of interest from a Trust are generally exempt from federal income taxes, a portion of such interest from certain revenue bonds held by the Trusts may be taken into account in computing the alternative minimum tax.

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the prices of these Bonds. While we are unaware of any current legislation or litigation which could adversely affect the Bonds or their issuers, we cannot predict what impact any future legislation or litigation will have on the prices of the Bonds or of the issuers.

                      Return Figures

The Current and Long-Term Returns set forth in the "Summary of Essential Information" in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and
(2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trust. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Bonds;

- The amount of any cash in the Interest and Principal Accounts;

- Net interest accrued but unpaid on the Units after the First
Settlement Date to the date of settlement; and

- The sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One of this prospectus due to various factors, including fluctuations in the prices of the Bonds, changes in the value of the Interest and/or Principal Accounts and the accrual of interest on the Bonds.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Accrued Interest.

Accrued interest represents unpaid interest on a bond from the last day it paid interest. Interest on the Bonds generally is paid semiannually, although the Trusts accrue such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of accrued interest from the purchaser of your Units.

Sales Charges.

The maximum sales charge is determined based upon the number of years remaining to the maturity of each Bond in a Trust. For purposes of computation, Bonds will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Bonds are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Bonds.

See Part Three "Public Offering" for additional information for each Trust.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale as listed in Part Three "Distribution of Units." All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of a Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of this Trust and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of Unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding the Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how the Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in the Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trust (which may show performance net of the expenses and charges the Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable or tax-exempt investments such as the securities comprising various investment indices, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. The investment characteristics of the Trust, which are described more fully elsewhere in this prospectus, differ from other comparative investments. You should not assume that these performance comparisons will be representative of the Trust's future performance.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                   How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and will be compensated for providing portfolio supervisory services as well as bookkeeping and other administrative services to a Trust. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of a Trust. As Sponsor, we will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Bonds. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating a Trust's registration statement yearly are chargeable to the Trust. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. The Trusts will pay for such services at standard commission rates.

The fees payable to the Portfolio Supervisor, Evaluator and Trustee are based on the largest aggregate number of Units of the Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliate for providing services to all unit investment trusts be more than the actual cost of providing such services in such year.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

- All taxes and other government charges imposed upon the Bonds or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Bonds will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Bonds to make cash available to pay these charges. These sales may result in capital gains or losses to the Unit holders. See "Tax Status."

Each Trust will be audited annually. We will bear the cost of these annual audits to the extent the costs exceed $0.50 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

                        Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their value on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009.

For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium.

Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price the Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when the Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or the Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When the Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

Foreign, State and Local Taxes.

The Trust has been created under the laws of the State of New York. Under the existing income tax laws of the State and City of New York, the Trust will not be taxed as a corporation, and the income of the Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of interest (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- The amount of interest received by your Trust less deductions for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The dates Bonds were sold and the net proceeds received from such sales less deduction for payment of applicable taxes, fees and Trust expenses, redemption of Units and the balance remaining on the last business day of the calendar year;

- The Bonds held and the number of Units outstanding on the last business day of the calendar year;

- The Redemption Price per Unit on the last business day of the calendar year; and

- The amounts actually distributed during the calendar year from the Interest and Principal Accounts, separately stated.

You may request from the Trustee copies of the evaluations of the Bonds as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

                  Interest and Principal
                       Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust's Bonds to the Interest Account of such Trust. All other receipts, such as return of capital, are credited to the Principal Account of your Trust.

The Trustee will distribute an amount substantially equal to your pro rata share of the balance of the Interest Account calculated on the basis of one-twelfth (one-half in the case of Unit holders electing semi-annual distributions) of the estimated annual amount of interest received in the Income Account after deducting estimated expenses on or near the Distribution Dates to Unit holders of record on the preceding Distribution Record Date. See "Summary of Essential Information" in Part One of this prospectus for your Trust. Because interest is not received by a Trust at a constant rate throughout the year, the distributions you receive may be more or less than the amount credited to the Interest Account as of the Distribution Record Date. In order to minimize fluctuations in distributions, the Trustee is authorized to advance such amounts as may be necessary to provide distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds in the Interest Account at the next
Distribution Record Date. The Trustee will distribute amounts in the Principal Account on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

You will receive interest distributions monthly unless you elect to receive them semi-annually. Your plan of distribution will remain in effect until changed. The Trustee will provide you with information on how to change your distribution election.

Within a reasonable time after your Trust is terminated you will receive the pro rata share of the money from the disposition of the Bonds.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Universal Distribution Option. You may elect to have your principal and interest distributions automatically distributed to any other investment vehicle of which you have an existing account. If you elect this option, the Trustee will notify you of each distribution made pursuant to this option. You may elect to terminate your participation at any time by notifying the Trustee in writing.

Distribution Reinvestment Option. You may elect to have your interest and/or principal distributions from your Trust automatically reinvested in shares of certain Oppenheimer Tax-Exempt Bond Funds. Oppenheimer Management Corporation is the investment advisor of each of these funds which are open-end, diversified management investment companies. The objectives and policies of each of these funds, which differ from your Trust, are described in their prospectuses. If you wish to participate in this reinvestment option you should contact the Trustee which will send you the prospectus for each fund along with a form by which you may elect to participate. After you have made the election, each distribution of interest and/or principal on your Units will be automatically used to purchase shares (or fractions thereof) of the fund you selected without a sales charge. You may elect, at any time, to terminate your participation in the Distribution Reinvestment Option and receive future distributions in cash by notifying the Trustee in writing.

You should remember that even if distributions are reinvested through the Universal Distribution Option or the Distribution Reinvestment Option they are still treated as distributions for income tax purposes.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust.

The IRS requires the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under "Income and Capital Distributions."

The Trustee may sell Bonds to make funds available for redemption. If Bonds are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Bonds were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Bonds not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Bonds;

2. the aggregate value of the Bonds held in a Trust; and

3. accrued interest on the Bonds; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

                Removing Bonds from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Bond in certain limited circumstances, including situations in which:

- The issuer of the Bond has defaulted in the payment of principal or interest on the Bond;

- Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Bond has been instituted;

- The issuer of the Bond has breached a covenant which would affect the payment of principal or interest on the Bond, the issuer's credit standing, or otherwise damage the sound investment character of the Bond;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

-  The Bond is the subject of an advanced refunding;

- Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Bond; or

- The price of the Bond has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Bond would be harmful to a Trust.

If a Bond defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact within 30 days. If we fail to instruct the Trustee whether to sell or hold the Bond within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Bonds and will not be liable for any depreciation or loss incurred thereby.

The Trusts may not acquire any bonds or other property other than the Bonds. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged bonds or property in exchange for a Bond, except that we may instruct the Trustee to accept such an offer or to take any other action with respect thereto as we may deem proper if the issuer is in default with respect to such Bonds or in our written opinion the issuer will likely default in respect to such Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited in a Trust. We may get advice from the Portfolio Supervisor before reaching a decision regarding the receipt of new or exchange securities or property. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trust to facilitate selling Bonds, exchanged bonds or property from a Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Bonds designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Bonds should be sold. We may consider sales of units of unit investment trusts which we sponsor in making recommendations to the Trustee on the selection of broker/dealers to execute the Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Bonds on behalf of a Trust.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Bonds owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Bonds deposited in such Trust during the initial offering period
("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to registered account holders which will specify how certificates, if any, should be tendered to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Bonds in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Bonds. Because the Trustee must sell the Bonds within a relatively short period of time, the sale of Bonds as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Bonds, along with your interest in the Income and Principal Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

               Description of Bond Ratings*

                 * As published by the rating companies.

Standard & Poor's.

A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his or her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's.

A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(- - -) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First

Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $85 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the NASD and Securities Investor Protection
Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2006, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $50,884,373 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Bonds are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Bonds which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

Prior to August 14, 2006, the Evaluator was Securities Evaluation Service, Inc. The Evaluator for Trusts deposited subsequent to August 14, 2006, is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the

Trusts. Carter, Ledyard & Milburn LLP acts as counsel for The Bank of New York, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

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                             First Trust(R)

                     THE FIRST TRUST COMBINED SERIES
                               Prospectus
                                Part Two

                                Sponsor:

                       FIRST TRUST PORTFOLIOS L.P.

                          1001 Warrenville Road
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                          The Bank of New York

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

- Securities Act of 1933 (file no. set forth in Part One for each Trust) and

- Investment Company Act of 1940 (file no. 811-2541)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Securities and Exchange Commission's Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
          Securities and Exchange Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Securities and
                        Exchange Commission
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                              May 31, 2007

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

Page 20


                             First Trust(R)

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in The First Trust Combined Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that you should consider before investing in the Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated April 30, 2007. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Municipal Bonds                                                1
   Healthcare Revenue Bonds                                    1
   Single Family Mortgage Revenue Bonds                        1
   Multi-Family Mortgage Revenue Bonds                         2
   Water and Sewerage Revenue Bonds                            2
   Electric Utility Revenue Bonds                              2
   Lease Obligation Revenue Bonds                              3
   Industrial Revenue Bonds                                    3
   Transportation Facility Revenue Bonds                       3
   Educational Obligation Revenue Bonds                        3
   Resource Recovery Facility Revenue Bonds                    4
   Discount Bonds                                              4
   Original Issue Discount Bonds                               4
   Zero Coupon Bonds                                           4
   Premium Bonds                                               4
Municipal Bonds.

Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds in the funds may be revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in the funds, both within a particular classification and between classifications, depending on numerous factors. A description of certain types of revenue bonds follows.

Healthcare Revenue Bonds. Certain of the bonds may be healthcare revenue bonds. Ratings of bonds issued for healthcare facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Single Family Mortgage Revenue Bonds. Certain of the bonds may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under
Section 103A of the Internal Revenue Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Multi-Family Mortgage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992.

Water and Sewerage Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Electric Utility Revenue Bonds. Certain of the bonds may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest on such bonds.

Lease Obligation Revenue Bonds. Certain of the bonds may be lease obligations issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings (schools, administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the "lessee"). Thus, these obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These obligations are also subject to construction and abatement risk in many states-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee. In these cases, insurance provisions designed to alleviate this risk become important credit factors. In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the re-letting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard," which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate, even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a complete restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness, which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or affected. The IRBs in a fund may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other bonds in the funds prior to the stated maturity of such bonds.

Transportation Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the funds. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Resource Recovery Facility Revenue Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the funds prior to the stated maturity of the Bonds.

Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

Original Issue Discount Bonds. Certain of the bonds may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the bonds approach maturity.

Zero Coupon Bonds. Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Premium Bonds. Certain of the bonds may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased by the fund were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value.

                          COLORADO TRUST SERIES

                   The First Trust(R) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

PROSPECTUS                                    NOTE: THIS PART THREE PROSPECTUS
Part Three                                               MAY ONLY BE USED WITH
Dated January 31, 2007                                   PART ONE AND PART TWO

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trusts. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by each Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status. If a Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

  ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to a State Trust, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise provided in this prospectus, the Trusts do not include any such bonds.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trusts.

Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, also treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn LLP, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Colorado Tax Status of Unit Holders

Colorado State Taxation. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

At the time of the closing for each Colorado Trust, Chapman and Cutler LLP, Special Counsel to the Fund for Colorado tax matters, rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

The assets of each Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds")(collectively, "the Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited and held in each Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that:
(i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the income tax imposed by Colorado that is applicable to individuals and corporations (the "State Income Tax"). This opinion does not address the taxation of persons other than full time residents of Colorado.

We have assumed that, (i) at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax; and (iii) with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

In the opinion of the counsel to the fund, in summary under existing
Colorado law:

1. Because Colorado income tax law is based upon the Federal law, each Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

2. With respect to Colorado Unit holders, in view of the relationship between Federal and Colorado tax computations described above:

(i) Each Colorado Unit holder will be treated as owning a pro rata share of each asset of a Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unit holder bears to the total number of outstanding Units of a Colorado Trust, and the income of a Colorado Trust will therefore be treated as the income of each Colorado Unit holder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unit holder as it would have if the Colorado Unit holder directly owned the assets of a Colorado Trust;

(ii) To the extent that interest income derived from the Colorado Trust by a Unit holder with respect to the Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax;

(iii) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unit holder will be exempt from Colorado income taxation when received by a Colorado Trust and attributed to such Colorado Unit holder and when distributed to such Colorado Unit holder;

(iv) Any proceeds paid under an insurance policy or policies, if any, issued to a Colorado Insured Trust with respect to the Bonds in a Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

(v) Each Colorado Unit holder will realize taxable gain or loss when a Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unit holder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unit holder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unit holder's settlement date and the date such Bonds are delivered to a Colorado Trust, if later);

(vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unit holders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

(vii) If interest on indebtedness incurred or continued by a Colorado Unit holder to purchase Units in a Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unit holders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to a Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with tax advisors as to the applicability of any such collateral consequences.

For information with respect to the Federal income tax status and other tax matters, see "What is the Federal Tax Status of Unit Holders?"

Certain Considerations

Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the Union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services.

Given the state's semiarid climate, water resource development, allocation and conservation are ongoing issues for state management.

The state maintains a separation of powers utilizing three branches of government-executive, legislative and judicial. The executive branch comprises four major elected officials-Governor, State Treasurer, Attorney General and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 262 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

Economic Outlook. The state's General Fund revenues reflect the overall condition of the state economy, which showed strong growth in Fiscal Year 2005-06, increasing by $585.0 million (9.5%) over the prior year amount. The revenues would have been greater by $220.4 million (total change of 13.1%) if not for the diversion of that amount of general-purpose sales tax revenue from the General Fund to the Highway Users Tax Fund. The general-purpose revenue growth is consistent with personal income growth in the state of 6.1% and 5.8% (forecast) for 2005 and 2006, respectively. It also reflects a significant state employment increase as 49,600 jobs were added in 2005 and 46,600 are forecast to be added in 2006. Colorado's employment increase of 2.2% in July 2006 was the sixteenth highest rate of increase in the nation.

Inflation adjusted national gross domestic product (GDP) grew at an annual rate of 3.2% in calendar 2005 and at 2.2% in the third quarter of 2006. GDP grew 3.0% from the third quarter of 2005 to the third quarter of 2006 (all percentage changes in the balance of this paragraph are measured on the third quarter to third quarter basis). National personal consumption expenditures, which account for two-thirds of GDP and were up 2.7%, slightly lagged the aggregate growth rate while private domestic investment (including nonresidential structures, equipment and software, residential, and changes in inventories) outpaced the 2.7% rate at 6.1%. Residential investment declined 7.9% (fourth consecutive quarter of decline) offsetting a 14.4% increase in nonresidential structures. Government spending also lagged the quarter-over-quarter rate at a 1.7% as a decline in national defense expenditures (1.2%) offset increases in state and local government spending (2.6%) and federal nondefense spending growth (3.0%). Quarter-over-quarter export growth (9.0%) slightly exceeded import growth (7.2%).

Colorado economic activity and in-migration are interdependent, and the economic recovery in Fiscal Years 2004-05 and 2005-06 affected net in-migration in calendar year 2005. In-migration more than doubled from an average of approximately 11,800 in 2003 and 2004 to over 24,400 in 2005. It remains off its peak amount of about 61,600, which occurred in 2001. International in-migration declined slightly from 19,700 to 18,800, for 2004 and 2005 respectively, and the 2004 out-migration to other states of about 5,500 was reversed with a net in-migration from other states of about 5,500 in 2005. The short term economic effect of total in-migration is reduced by the large proportion of international in-migration that likely results in new households that have a lower level of economic activity than households migrating from other states.

Net Assets. Assets of the state's governmental activities exceeded liabilities by $15,083.9 million, an increase of $957.6 million as compared to the prior year amount of $14,126.3 million. Assets of the state's business-type activities exceeded liabilities by $4,456.8 million, an increase of $479.6 million as compared to the prior year amount of $3,977.2 million. In total, net assets of the state increased by $1,437.2 million to $19,540.7 million.

On a fund level, Governmental Fund assets exceeded liabilities resulting in total fund balances of $4,318.7 million (prior year $3,441.1 million), of which, $2,905.2 million (prior year $2,349.3 million) was reserved, and the balance of $1,413.5 million (prior year $1,091.8 million) was unreserved. In total, governmental fund balances increased $877.6 million from the prior year primarily due to increases in the General Fund, the Capital Projects Fund, and nonmajor Special Revenue Funds in the aggregate. The unreserved undesignated fund balance of the General Fund (on the GAAP basis) was $295.9 million and $0 at June 30, 2006, and June 30, 2005, respectively. This significant increase was the result of a large transfer into the General Fund from the Controlled Maintenance Trust Fund and the passage of Referendum C in the 2005 election, which allowed the state to retain revenues in excess of the constitutional limits.

Enterprise Fund assets exceeded liabilities resulting in total net assets of $4,456.8 million (prior year $3,977.2 million), of which, $3,392.4 million (prior year $3,106.0 million) was restricted or invested in capital assets, and the balance of $1,064.4 million (prior year $871.2 million) was unrestricted. The total increase of $479.6 million in Enterprise Fund net assets primarily occurred in the Higher Education Institutions and Unemployment Insurance funds.

Capital Assets and Long-Term Debt Activity. The state's investment in capital assets at June 30, 2006, was $16.3 billion ($16.1 billion in Fiscal Year 2004-05). Included in this amount were $4.0 billion of depreciable capital assets net of $3.1 billion of depreciation. Also included was $12.2 billion of land and nondepreciable infrastructure reported under the modified approach. The state added $715.0 million and $750.3 million of capital assets in Fiscal Year 2005-06 and 2004-05, respectively. Of the Fiscal Year 2005-06 additions, $299.8 million was recorded by governmental funds and $415.2 million was recorded by proprietary funds. Of the additions, $25.0 million was funded by general-purpose revenues and the balance was funded by federal funds, cash funds, or borrowing.

The state neared completion of a major project to rebuild a portion of Interstate 25 in Denver. The project increases the capacity and efficiency of the highway and adds a light rail line. The project is funded by Transportation Revenue Anticipation Notes (TRANs) authorized by a vote of the people in the November 1999 election. The state will repay the notes from future federal and other state revenues.

Conditions Expected to Affect Future Operations. Several conditions adversely affect the state's future operations. First, there has been a very significant change caused by the passage of Referendum C in November 2005. The most important effect of Referendum C is that refunds of revenues in excess of the Taxpayer's Bill of Rights ("TABOR") limits will not have to be paid out of the state's General Fund. The Governor's Office of State Planning and Budgeting currently estimates retained revenues of $2,758.6 million for the period from Fiscal Year 2006-07 to 2009-10.

Per Referendum C, the retained revenues must be expended from the General Fund Exempt account within the General Fund for the purposes dictated in the Referendum. This requirement exists even though the resources related to the excess TABOR revenue may be in other funds from which it cannot be removed, such as, the Highway Users Tax Fund. As a result, the Legislature's ability to allocate resources of the General Fund is impaired.

An existing statute provides for diversion of general-purpose sales tax revenue to the Highway Fund when other General Fund obligations have been met. Another statute provides that any General Fund Surplus be distributed to the Highway Fund and Capital Projects Fund in a two-thirds and one-third ratio, respectively. These statutes resulted in significant general-purpose revenues of the General Fund being made available to the Highway Fund and Capital Projects Fund. The Governor's Office of State Planning and Budgeting currently estimates that there will be no General Fund Surplus between Fiscal Years 2006-07 and 2009-10, but that $255.2 million will be credited to the Highway Fund under the required sales tax diversion.

Second, notwithstanding a 9.8% return on investments in 2005, the funding ratio (actuarial value of assets, using a four-year smoothed-market value, divided by actuarial accrued liability) of the State Division and the School Division of the Public Employees Retirement Association (PERA) did not change significantly from the prior year (2004 State and School Division-70.1%, 2005 State Division-71.5% and 2005 School Division-73.9%). In 2000, the State and School Division had a funding ratio of 104.7%. The amortization period for the plan is infinite, which means that at the current contribution level and actuarial assumptions the liability associated with existing benefits will never be fully paid. The current contribution rate of 10.65% is 0.8 percentage points (or 7.0%) below the average during the 1990s. PERA's actuary estimates that the contribution rate would need to be 19.3% to achieve the 40-year amortization period currently called for by the Governmental Accounting Standards Board. In the 2006 session, the Legislature approved a Supplemental Amortization Equalization Disbursement that will add three percentage points to the annual contribute in addition to the three percentage points required by the Amortization Equalization Disbursement (approved in the 2004 session). These increases will be phased in through 2013. Barring further changes, they will increase the annual contribution in Fiscal Year 2013-14 and subsequent years to 16.15% of salary.

Third, the Election 2000 Amendment 23 constitutional requirement was originally designed to dedicate a portion of TABOR refunds to education programs. However, resources that were once general-purpose revenues continue to be diverted to the State Education Fund even though Referendum C has eliminated TABOR refunds through Fiscal Year 2009-10. OSPB currently estimates that $361.4 million will be diverted from general-purpose tax revenue in Fiscal Year 2006-07 under this requirement. In addition, the state is required to increase funding of education by specified percentages over inflation. This requirement will have increasing impact if the inflation rate increases. This revenue diversion and mandated expenditure growth infringes on general funding for other programs because of the existing spending limits.

Fourth, for Fiscal Year 2002-03 and following years, the Legislature changed the budgetary accounting for June payroll and certain Medicaid expenditures to the cash basis. This causes the outflow of resources to be deferred into the following year. As a result, the state does not use full or modified accrual accounting to calculate budgetary compliance. Instead, potentially significant liabilities ($140.8 million net of related deferred revenue in Fiscal Year 2005-06) are delayed until the following year assuming that subsequent revenues will be adequate to pay those liabilities. Departures from generally accepted accounting principles (GAAP) such as this could adversely affect the state's credit rating. It will be difficult for the state to return to the GAAP basis of accounting for budgetary expenditures because of the significant one-time budgetary impact of recording payroll and Medicaid expenditures that were previously deferred.

Fifth, Referendum A, passed by the voters in 2000, required the state to reimburse counties for revenue loss due to the senior Homestead Property Tax Exemption established in the Referendum. The Legislature suspended those payments for Fiscal Years 2003-04 through 2005-06. OSPB currently estimates that the state will reimburse counties an average of $67.6 million in both Fiscal Year 2006-07 and Fiscal Year 2007-08.

Sixth, debt service payments on the remaining $1.3 billion of Transportation Revenue Anticipation Notes issued by the Department of Transportation average $168.0 million per year over the next five years. While a portion of the debt services will be funded by federal funds, a significant amount will be funded by state sources. When most of the notes were issued, the diversion of surplus general-purpose revenues was expected to accumulate to fund that debt service. Due to the economic recession, those diversions did not occur for several years. As discussed above, the diversion of General Fund resumed with the passage of Referendum C, but is currently projected to decline significantly over the next five years.

Major Initiatives. In the 2006 legislative session, the Legislature passed and the Governor signed significant legislation affecting the fiscal operations of the state. The most immediate impact was the result of various pieces of legislation that implemented the voter's passage of Referendum C in the November 2005 election, which allowed the state to retain revenues in excess of the limits set in the State Constitution.

Referendum C created a General Fund Exempt Account within the General Fund that consists of the retained revenues. Because the amount of retained revenues would not be known until well after the end of the fiscal year, the legislature appropriated a spending plan for the General Fund Exempt Account based on the December 2005 estimate of the amount to be retained. As a result, the state's budget shows $815.2 million appropriated for the activities designated in Referendum C including health care, education, and fire and police pensions.

In addition to the amounts appropriated in the General Fund Exempt Account, the retained revenues made it possible for the legislature to increase General Fund appropriations by approximately $113.0 million. The increase brought the growth in General Fund appropriations to the statutory limit, which activated existing statutory requirements including paying back moneys to the cash funds that were transferred into the General Fund in prior years and diverting sales tax revenues to the Highway Users Tax Fund. The ability to retain excess revenues also resulted in significant General Fund surplus (fund balance on the budgetary basis) that will be transferred to the Capital Projects Fund and the Highway Users Tax Fund in Fiscal Year 2006-07 under pre-existing statutory requirements. These existing statutory requirements when added to the $815.2 million appropriated from the General Fund Exempt Account exceeded the resources available and certain existing General Fund appropriations were reduced.

The Legislature passed legislation to address the unfunded actuarial liability of the Public Employees Retirement Association. The bill provides for additional funding of 0.5% of salary each year beginning in

2008 until an additional 3% is being contributed by the state. This additional funding will terminate when each division of PERA reaches 100% funding status. The additional funding will come from changes to state employee salaries. The bill also:

changed benefit provisions for new hires beginning January 1, 2007,

reduced the prescribed amortization period for the unfunded actuarial liability from 40 to 30 years,

required the General Assembly to contract for an independent actuarial study before benefits are increased,

required full actuarial costing of purchases of service credit,

changed the composition of the PERA board by removing the State Auditor and replacing elected members with gubernatorial appointees with relevant professional experience, and allowed new employees of Higher Education Institutions to select the PERA or state defined contribution plan in addition to their existing options.

During the regular 2006 Legislative Session, the Legislature passed laws that among other requirements prohibited state agencies from contracting for services with a contractor who knowingly employs or contracts with illegal aliens and requires state contractors to certify compliance with this law. The Governor called a Special Session of the Legislature in June 2006 to address additional issues related to illegal immigration. One of the laws passed in the Special Session requires verification of lawful presence in the United States before an applicant qualifies for certain public benefits. The legislature addressed other immigration issues in the regular and special sessions; however, the two items discussed above continue to significantly affected the fiscal operations of state government primarily in the areas of contracting, purchasing, and benefits disbursement.

The state records the budget in its accounting system along with estimates of federal awards and custodial funds of the various departments. Revenues and expenses/expenditures are accounted for on the basis used for the fund in which the budget is recorded except for certain budgetary basis exceptions. Encumbrances are also recorded and result in a reduction of the budgeted spending authority. Encumbrances represent the estimated amount of expenditures that will be incurred when outstanding purchase orders, contracts, or other commitments are fulfilled. Encumbrances in the General Fund are not reported as a reservation of fund balance unless the related appropriations are approved for rollforward to the subsequent fiscal year. Fund balance is reserved for encumbrances that represent legal or contractual obligations in the Capital Projects Fund and the Department of Transportation's portion of the Highway Users Tax Fund.

Budgetary Controls. The General Assembly enacts the annual state budget for all ongoing programs, except for federal and custodial funds. New programs are funded for the first time in enabling legislation and are continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances prompt the State Controller to approve an appropriation rollforward. Capital construction appropriations are normally effective for three years.

In developing the state's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework. We believe that the state's internal accounting controls adequately safeguard assets and provide reasonable assurance of proper recording of financial transactions.

Revenues and Expenditures. The State Constitution indirectly limits the rate of spending increases and directly limits the state's ability to retain revenues collected over an amount set by a constitutional amendment commonly known as TABOR. Revenues in excess of the limit must be refunded to the taxpayers. The state recorded a TABOR liability of $41.1 million that will be distributed to taxpayers in early 2006. The state would have recorded a total TABOR liability of approximately $352.8 million if not for the growth dividend and the credit taken for over-refunds as required by House Bill 05-1310.

Fiscal Year 2005-06 is the thirteenth year of state operations under the TABOR revenue limitations (Article X, Section 20 of the State Constitution). With certain exceptions, the rate of growth of state revenues is limited to the combination of the percentage change in the state's population and inflation based on the Denver-Boulder CPI-Urban index. The exceptions include federal funds, gifts, property sales, transfers, voter-approved revenue changes, and qualified enterprise fund revenues.

In Fiscal Year 2005-06, state revenues subject to TABOR were $9,161.4 million, which was $1,116.1 million over the adjusted current year limit; however, the $1,116.1 million is not reported as a liability on the fund-level General Fund Balance Sheet or the government-wide Statement of Net Assets because under Referendum C it will not be refunded to taxpayers. At the beginning of Fiscal Year 2005-06, the Petroleum Storage Tank Fund and nearly all Higher Education Institutions, that were not already TABOR enterprises, became fully qualified TABOR enterprises. The revenues of these qualified enterprises are not subject to the TABOR revenue limits. As required by TABOR, the State Controller makes qualifications of enterprises neutral in the TABOR calculations by removing the activities' revenues from the base upon which the TABOR limit is calculated. In Fiscal Year 2005-06, the TABOR base was reduced by $374.1 million related to enterprise qualifications.

Under the requirements of current law, the Governor's Office of State Planning and Budgeting (OSPB) estimates that the state will retain $3.9 billion during the five-year refund time-out authorized by Referendum C.

Debt Management. The state is constitutionally prohibited from issuing general obligation debt. However, the state has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes (TRANs), the pledged revenue stream is future federal revenues and state taxes. The state has other forms of borrowing that are small in relation to the revenue bonds and COPs.

In Fiscal Year 2004-05, the total principal amount of revenue bonds and COPs was 40.2% of net asset other than capital assets. In Fiscal Year 2005-06, that measure decreased to 38.5% because debt principal increased less than did noncapital net assets on a proportional basis. Total per capita debt including bonds, certificate of participation, mortgages, notes, and leases was $661, $800, $923, and $977 per person in Fiscal Years 2002-03, 2003-04, 2004-05, and 2005-06, respectively.

Except for exempt enterprises, the TABOR amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures.

Risk Management. The state self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the state has purchased insurance. The state uses the General Fund to account for the risk management function including operations and all matured claims or judgments. Actuarially determined and other long-term risk management claims are reported only on the government-wide "Statement of Net Assets." Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund that also became self-insured during Fiscal Year 2005-06. The Regents of the University of Colorado, the Board of Governors of the Colorado State University System, and the Board of Trustees of University of Northern Colorado individually manage the risks to which they are exposed and do not participate in the state's risk management fund.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in each Colorado Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by each Colorado Trust to pay interest on or principal of such bonds.

                          Colorado Trust Series

                   The First Trust(R) Combined Series
         The First Trust of Insured Municipal Bonds-Multi-State
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    First Trust Portfolios L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    The Bank of New York
                             101 Barclay Street
                             New York, New York 10286

            LEGAL COUNSEL    Chapman and Cutler LLP
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Deloitte & Touche LLP
        REGISTERED PUBLIC    180 N. Stetson Avenue
         ACCOUNTING FIRM:    Chicago, Illinois 60601-6779

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

                               S-1

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT

     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Registered
                          Public Accounting Firm


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust(R) Combined Series 273, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 29, 2007.

                           THE FIRST TRUST(R) COMBINED SERIES 273
                                   (Registrant)
                           By  FIRST TRUST PORTFOLIOS, L.P.
                                   (Depositor)


                           By  Jason T. Henry
                               Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                 TITLE*                 DATE

Judith M. Van Kampen       Director           )
                           of The Charger     )
                           Corporation, the   ) June 29, 2007
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )

Karla M. Van Kampen-Pierre Director           )
                           of The Charger     )
                           Corporation, the   ) Jason T. Henry
                           General Partner of ) Attorney-in-Fact**
                           First Trust        )
                           Portfolios, L.P.   )

David G. Wisen             Director           )
                           of The Charger     )
                           Corporation, the   )
                           General Partner of )
                           First Trust        )
                           Portfolios, L.P.   )


       * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios, L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent to the use in this Post-Effective Amendment No. 5  to
Registration  Statement  333-22617  of  our  report  dated   June
27, 2007, relating to the financial statements of The First Trust(R) Combined Series 273, Colorado Insured Series 16 Portfolio appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






DELOITTE & TOUCHE LLP

Chicago, Illinois
June 27, 2007